VANGUARD PENNSYLVANIA
TAX-EXEMPT FUNDS

VANGUARD PENNSYLVANIA TAX-EXEMPT
   MONEY MARKET FUND

VANGUARD PENNSYLVANIA INSURED
   LONG-TERM TAX-EXEMPT FUND

[PHOTO]

Annual
Report
November 30, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.



                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       7

                                  REPORT FROM
                                  THE ADVISER
                                       9

                             PERFORMANCE SUMMARIES
                                       11

                                 FUND PROFILES
                                       13

                              FINANCIAL STATEMENTS
                                       16

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       32

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                 [PHOTO]
John J. Brennan                         John C.  Bogle
Chairman & CEO                          Senior Chairman

Interest rates declined on balance during the twelve months ended November 30, 1998--the fiscal year for the Vanguard Pennsylvania Tax-Exempt Funds--providing a significant boost to prices of tax-exempt municipal bonds. In this bond-friendly environment of lower rates and tame inflation, our Pennsylvania Insured Long-Term Tax-Exempt Fund provided an excellent total return of +7.6% that surpassed the return of its average peer by a full percentage point. Our Pennsylvania Tax-Exempt Money Market Fund's return of +3.3% also outdistanced that of its competitors.

-----------------------------------------------------------------
                                      COMPONENTS OF TOTAL RETURNS
                                           FISCAL YEAR ENDED
                                           NOVEMBER 30, 1998
                                      ---------------------------
PENNSYLVANIA TAX-EXEMPT FUND           INCOME    CAPITAL   TOTAL
-----------------------------------------------------------------
Money Market                            +3.3%     0.0%     +3.3%
  (SEC 7-Day Annualized Yield: 3.04%)

Insured Long-Term                       +5.5     +2.1      +7.6
-----------------------------------------------------------------

       The table at right presents each fund's twelve-month return along with its income and capital components. The total return (capital change plus reinvested dividends) of the Insured Long-Term Tax-Exempt Fund is based on a change in net asset value from $11.27 per share on November 30, 1997, to $11.51 per share on November 30, 1998, adjusted for dividends totaling $0.597 per share paid from net investment income. The Money Market Fund's net asset value remained at $1 per share, as was expected but not guaranteed. At the end of the fiscal year, the Insured Long-Term Fund's yield stood at 4.31%, the Money Market Fund's yield at 3.04%.

FINANCIAL MARKETS IN REVIEW

During the twelve months ended November 30, investors fretted over a variety of developments both here and abroad, from the debt problems of foreign governments to a huge hedge-fund bailout to growing concern about corporate profits. Overall, the uncertainty made for a tumultuous, but ultimately rewarding, period in the equity markets and a fine fiscal year for bonds.

       The yield of the benchmark 30-year U.S. Treasury bond fell about 100 basis points on balance, ending the period at 5.06% after bottoming out at 4.72% in early October. During the autumn, the Federal Reserve Board trimmed short-term rates three times in seven weeks by a total of 0.75 percentage point, citing the strain of international woes on the U.S. economy. The economy continued to exhibit steady growth (about 3% during the period) and inflation remained low. Consumer prices were up just 1.5% for the fiscal year.

       Of course, as interest rates drop, bond prices rise. That meant outstanding returns for bonds during the fiscal year, particularly for longer-maturity issues, which benefit most from interest-rate declines. The Lehman Brothers Long U.S. Treasury Bond Index earned a total return of +15.7%, with its +7.2% income return augmented by an +8.5% capital return.

       Yields on high-grade long-term municipal bonds did not fall as far as those for Treasury securities. Top-rated long-term municipal bonds ended the fiscal year with a yield of 4.89%, down from 5.25% at the end of November 1997. Yields on top-grade (MIG-1) 3-month notes, which are more sensitive than longer-term issues to changes in short-term interest rates, declined on balance to 2.95% from 3.80% a year earlier. For the twelve months, the Lehman 10 Year Municipal Bond Index, a good measure of the long-term municipal market, returned +8.1%--an outstanding return considering the tax advantages of municipal bonds and the extremely low inflation rate.

       The U.S. stock market, meanwhile, weathered a severe summer storm that drove the broad market down nearly -20% and clipped more than 40% from the value of many smaller stocks. A swift recovery ensued during the final three months of the fiscal year, and for the twelve months, the Standard & Poor's 500 Composite Stock Price Index was up +23.7%.

       The 1998 fiscal year will likely be remembered as a period of extraordinary relative value in the municipal bond market. On November 30, yields on long-term U.S. Treasuries and long-term municipal bonds were nearly identical--a truly remarkable occurrence, given that income from state-specific municipal bond funds is exempt from federal, state, and local taxes for state residents. The yield convergence has been the result of several factors. Treasury bonds benefited from both an easing of inflation fears and a "flight to quality" by foreign investors--particularly from Asia--who bought Treasury securities to protect themselves from declines in their currencies versus the U.S. dollar. Meanwhile, new Treasury issuance dropped--thanks to the federal budget surplus--and issuance of new municipal bonds soared, dampening prices a bit and keeping yields high in relation to Treasuries.

       Throughout the summer and into the fall, yields of long-term municipal bonds were equal to about 98% of the yield on comparable Treasuries, and on several occasions muni yields matched or even slightly exceeded Treasury yields. To be sure, this phenomenon is temporary, but it made municipal bonds as valuable in relation to Treasuries as they've ever been. Historically, municipal bonds have offered a yield equal to about 84% of the yield on Treasury bonds.

       It's always important to view the performance of bonds in the proper perspective, especially after a year when declining interest rates pushed returns higher. As you may recall, during the past two fiscal years bond prices received only a small capital boost. Just four years ago, in 1994, interest rates rose sharply and bond prices plunged, providing a painful lesson about the volatility of bond-fund returns. It is also important for investors to understand that the ever-present fluctuations in the bond market tend to offset each other over longer periods, leaving the rate of interest income as the dominant long-term source of bond returns.

FISCAL 1998 PERFORMANCE OVERVIEW

The +7.6% return of the Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund topped the +6.5% return of the average Pennsylvania municipal bond fund and fell a bit short of the +7.8% return of the unmanaged Lehman Municipal Bond Index. This index, which includes municipal bonds from across the country, is a notoriously tough competitor because it does not incur the "real world" operating expenses and transaction costs that all mutual funds must bear. Though the majority of our total return came from interest income, the fund earned a capital return of +2.1% that reflected the interest-rate decline. The Tax-Exempt Money Market Fund provided a total return of +3.3%, outpacing the +3.0% return of its average peer.

THE MUNICIPAL BOND TAX ADVANTAGE

For Pennsylvania residents, the income earned by our funds is exempt from state, local, and federal income taxes. At current yields, that means that investors in long-term tax-exempt bonds who are taxed at the highest marginal tax rate can earn an astounding 65% more after-tax income than they could in a comparable long-term U.S. Treasury bond fund. Our Money Market Fund also offers Pennsylvania residents a distinct advantage over U.S. Treasury securities with similar maturities. On November 30, the yield of MIG-1 notes was 11% higher than the after-tax yield of 90-day U.S. Treasury bills. To look at this another way, a yield of 5.1% on a tax-exempt long-term bond would be the equivalent of an 8.4% taxable yield for Pennsylvania taxpayers subject to the highest tax rates. For a tax-exempt short-term yield of 3.0%, the taxable equivalent would be 5.0%.

-------------------------------------------------------------------
                                     ILLUSTRATION OF INCOME ON
                                 A HYPOTHETICAL $100,000 INVESTMENT
                                 ----------------------------------
                                     SHORT-TERM       LONG-TERM
-------------------------------------------------------------------
Taxable gross income                  $ 4,500         $ 5,100
Less taxes (39.6%)                     (1,800)         (2,000)
Net after-tax income                    2,700           3,100
-------------------------------------------------------------------
Tax-exempt income                     $ 3,000         $ 5,100
-------------------------------------------------------------------
Tax-exempt income advantage           $   300         $ 2,000
-------------------------------------------------------------------
Percentage advantage                      11%             65%
-------------------------------------------------------------------

This illustration assumes current yields (as of November 30, 1998) of 5.1% for long-term U.S. Treasury bonds, 4.5% for U.S. Treasury bills, 5.1% for long-term municipals, and 3.0% for short-term municipals. The tax adjustment assumes a typical itemized tax return based on a federal tax rate of 39.6%. Income from U.S. Treasury securities is not subject to state taxes; local taxes are not considered. The illustration is not intended to represent future results.

       These remarkable advantages are illustrated in the table at right, which compares the annual net income earned on U.S. Treasury and tax-exempt securities as of November 30, 1998, assuming a $100,000 investment.

       Of course, in terms of credit quality, state-specific municipal bond funds, by definition, don't match up to U.S. Treasury bond funds, whose securities are backed by the full faith and credit of the U.S. government. Also, single-state municipal bond funds lack geographic diversification. Private insurance on the bonds in our Long-Term Tax-Exempt Fund, however, substantially mitigates these additional credit risks. Though the insurance does not provide protection against fluctuations in the fund's value, it guarantees full payment of interest and principal for our bond holdings.

       Portfolio insurance generally is not available for short-term securities, so our investment adviser, Vanguard Fixed Income Group, is responsible for preserving the principal of the Tax-Exempt Money Market Fund--a responsibility the group fulfilled admirably. We remind you that money market investments are not guaranteed by the Federal Deposit Insurance Corporation, which insures bank accounts and certificates of deposit.

LONG-TERM PERFORMANCE OVERVIEW

The adjacent table compares the longer-term performance of our funds with those of their average peer mutual funds. It also illustrates our performance edge over our competitors, based on hypothetical investments of $10,000.

----------------------------------------------------------------------------
                                          TOTAL RETURNS
                                 TEN YEARS ENDED NOVEMBER 30, 1998
                      ------------------------------------------------------
                                                     FINAL VALUE OF
                            AVERAGE                    A $10,000
                          ANNUAL RATE              INITIAL INVESTMENT*
                      --------------------  --------------------------------
                                  AVERAGE               AVERAGE
PENNSYLVANIA          VANGUARD   COMPETING  VANGUARD   COMPETING   VANGUARD
TAX-EXEMPT FUND         FUND       FUND       FUND       FUND      ADVANTAGE
----------------------------------------------------------------------------
Money Market           +3.9%      +3.7%        $14,599    $14,384    $   215
Insured Long-Term      +8.4       +7.8          22,327     21,096      1,231
----------------------------------------------------------------------------

*Assuming reinvestment of all income dividends and capital gains distributions.

       Our advantage is explained, in part, by our much lower expenses, a factor that helps us toward our goal of providing returns that exceed those of competitive norms. Our funds had expense ratios (annual expenses as a percentage of average net assets) of 0.20% in fiscal 1998, far below both the 1.03% charged by the average long-term state tax-exempt fund and the 0.53% charged by the average state tax-exempt money market fund. We believe this powerful advantage is sustainable. Another reason for our success is the skillful management of Vanguard Fixed Income Group, which has helped guide our funds to their superior record while maintaining the highest investment quality in the industry.

       We emphasize that the longer-term returns shown above are higher than investors should expect with interest rates at current levels. Our Insured Long-Term Fund's returns have been boosted by capital appreciation due to generally declining interest rates since 1990. But interest rates cannot decline forever. Investors looking for a realistic forecast of future returns on long-term bonds should not regard past returns as a guide. The best indicator of the average future return on long-term bonds--and it is not a perfect predictor--is the current yield on those bonds.

IN SUMMARY

The excellent returns earned by bonds over the past twelve months--as well as over the past decade--should not lull investors into a false sense of security about the safety of bonds or the reliability of returns. Bond returns will inevitably revert to their historical (lower) averages, possibly with little or no warning.

       We believe that the specific risks of bonds, and the general risks of investing, can be managed by a balanced investment program that includes stock funds, bond funds, and money market funds suited to an individual's objectives, time horizon, tolerance for risk, and financial situation. Once you have such a program, you should be prepared to stick with it through good times and bad.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer

December 18, 1998

NOTE: You'll observe that we have made minor changes in the names of the Vanguard Pennsylvania Tax-Exempt Funds. We replaced the word "Tax-Free" with "Tax-Exempt" and replaced "Portfolio" with "Fund" as part of a broader effort to clarify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard Pennsylvania Tax-Exempt Funds overwhelmingly approved six proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. Based on the funds' assets at the time of the vote, this change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard Pennsylvania Tax-Exempt Funds will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard Funds. Approved by 96.21% of the shares voted, as follows:

     ----------------------------------------------------------------------
             FOR                    AGAINST                   ABSTAIN
     ----------------------------------------------------------------------
         999,470,751              19,660,867               19,761,530
     ----------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Pennsylvania Tax-Exempt Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending programs won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

--------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT FUND    FOR         AGAINST     ABSTAIN     APPROVED BY
--------------------------------------------------------------------------------
Money Market                 853,185,250  64,721,884   24,521,152     90.53%
--------------------------------------------------------------------------------
Insured Long-Term             89,298,945   3,711,299    3,454,618     92.57%
--------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

--------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT FUND    FOR        AGAINST      ABSTAIN    APPROVED BY
--------------------------------------------------------------------------------
Money Market                826,079,633   90,285,112   26,063,541    87.65%
--------------------------------------------------------------------------------
Insured Long-Term            87,886,934    5,138,573    3,439,354    91.11%
--------------------------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the funds' policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the funds' Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved as follows:

--------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT FUND    FOR         AGAINST     ABSTAIN     APPROVED BY
--------------------------------------------------------------------------------
Money Market                845,284,967   72,938,143   24,205,176     89.69%
--------------------------------------------------------------------------------
Insured Long-Term            88,795,555    4,471,553    3,197,754     92.05%
--------------------------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--BONDS SECURED BY INTERESTS IN OIL, GAS, OR MINERAL PROGRAMS. This change amends a policy prohibiting investments in interests in oil, gas, or other mineral exploration or development programs. While the funds still cannot invest directly in oil, gas, or mineral programs, the change clarifies that the funds can invest in bonds and money market instruments secured by interests in these programs. Approved as follows:

--------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT FUND    FOR         AGAINST     ABSTAIN     APPROVED BY
--------------------------------------------------------------------------------
Money Market                841,931,877   74,530,774  25,965,636       89.34%
--------------------------------------------------------------------------------
Insured Long-Term            88,450,209    4,712,445   3,302,209       91.69%
--------------------------------------------------------------------------------

2g. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN INDUSTRIAL REVENUE BONDS. This change eliminates a policy imposing special restrictions on investments in industrial revenue and development bonds. The change allows the funds to invest in industrial revenue and development bonds without limit, subject to their usual stringent quality and maturity guidelines. Approved as follows:

--------------------------------------------------------------------------------
PENNSYLVANIA TAX-EXEMPT FUND    FOR         AGAINST     ABSTAIN     APPROVED BY
--------------------------------------------------------------------------------
Money Market                 858,288,281  56,424,879  27,715,126      91.07%
--------------------------------------------------------------------------------
Insured Long-Term             89,171,517   4,148,872   3,144,473      92.44%
--------------------------------------------------------------------------------

                                                                         [PHOTO]
THE MARKETS IN PERSPECTIVE
YEAR ENDED NOVEMBER 30, 1998

U.S. financial markets produced solid overall gains during the fiscal year ended November 30. The S&P 500 Index gained 23.7% for the 12-month period, overcoming a sharp summer setback. Bond prices rose as interest rates declined. Returns from overseas stock markets varied widely, with big gains in Europe and losses in most other markets.

U.S. STOCK MARKETS

The stock market's gains during the fiscal year were concentrated in large-capitalization growth stocks. Within the S&P 500 Index, the growth stocks rose 33.7%, while the value stocks were up 13.2%. The market's overall bias toward large-caps showed starkly in the contrast between the S&P 500 and other indexes. While the S&P 500 was rising 23.7%, the rest of the market returned a paltry 2.6%, as measured by the Wilshire 4500 Equity Index. Small-cap stocks, as represented by the Russell 2000 Index, did even worse--a negative return of 6.6%.

       The market's ascent was not without incident, even for large-cap stocks. After rising strongly to a record high on July 17, the S&P 500 fell by 19.2% during the following six weeks, just shy of the 20% mark generally considered the boundary distinguishing a bear market from a mere "correction." Declines were certifiably bearish for smaller stocks, however.

--------------------------------------------------------------------------------
                                                 AVERAGE ANNUALIZED RETURNS
                                               PERIODS ENDED NOVEMBER 30, 1998
                                            ------------------------------------
                                            1 YEAR       3 YEARS       5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             23.7%        26.7%        23.0%
   Russell 2000 Index                        -6.6         10.3         11.3
   MSCI EAFE Index                           16.8          9.3         10.2
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                9.5%         7.7%         7.3%
   Lehman 10 Year Municipal Bond Index        8.1          6.9          6.8
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.1          5.2          5.1
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.5%         2.2%         2.4%
--------------------------------------------------------------------------------

       The July-August tumble in stock prices reflected a number of factors that collectively raised the anxiety level for many investors. Among these were deteriorating corporate earnings reports and forecasts, Russia's default on its debts, and a continuance of economic weakness in Asia. The persistence of Asia's economic troubles--which first surfaced in mid-1997--began to slow the economic expansions in the United States and Europe.

       The rebound in stocks late in the fiscal year occurred even though several sources of uncertainty remained, including doubts about global economic growth and reductions in securities analysts' forecasts of future corporate earnings. Stock prices got considerable help from the decline in interest rates. (Low inflation and low interest rates help stock prices by raising the estimated value of future dividends and earnings.)

       Three forces clearly shaped the performance of industry sectors. They could be summarized as faith (the buoyant confidence of consumers), fear (related to the effects of economic troubles abroad), and fortresses (companies somewhat protected from competition).

       In contrast to the cautious stance of investors during fiscal 1998, U.S. consumers threw caution to the wind. Feeling flush because of plentiful jobs (the nation's unemployment rate was 4.4% at fiscal year-end) and rising wages, consumers spent a record proportion of their income. Not surprisingly, then, two big gainers among sectors of the S&P 500 Index were consumer discretionary firms, such as retailers (+26%) and consumer staples (+22%).

       Fear was a factor in the lagging returns in industry groups considered to be vulnerable to slowing global growth, falling commodity prices, and tougher price competition from foreign suppliers. Among these--all traditional value sectors--were firms in the "other energy" category (-37%); chemical and other materials & processing firms (essentially a zero return); and makers of producer durables such as airplanes and machinery (+2%). Conversely, utilities did well (+35%) in part because they are seen as relatively insulated from foreign competition or economic woes. Fortresses are companies perceived as relatively safe from competitors because of patented products or brands. Such companies led the year's best-performing sectors: technology (+49%) and health care (+43%).

U.S. BOND MARKETS

Interest rates declined during the fiscal year, especially for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The Federal Reserve Board had the flexibility to cut short-term rates in three quarter-point steps in the autumn because inflation was remarkably tame--consumer prices rose just 1.5% for our fiscal year.

       In this bond-friendly environment, yields on long-term Treasury issues fell by roughly 100 basis points (1 percentage point), with the 30-year Treasury bond ending the fiscal year at 5.06%. Lower rates mean higher prices for bonds, and the Lehman Brothers Long U.S. Treasury Bond Index earned a total return of 15.7%, an astounding margin of some 14 percentage points over the inflation rate.

       Reflecting investors' flight to quality and worries about slowing economic growth, prices fell for high-yield "junk" bonds. Even high-quality corporate bonds and mortgage-backed securities did not rise in price as far as Treasury securities. Mortgage bonds tend to lag Treasuries during periods when falling rates lead to greater refinancing activity by homeowners, resulting in unwanted prepayments of principal. The Lehman Aggregate Bond Index, which comprises high-quality corporate and mortgage-backed bonds as well as Treasuries, and has an intermediate-term average maturity, earned 9.5%.

       Yields on long-term municipal bonds declined only modestly during the fiscal year, and by November 30 were only slightly lower than yields on comparable Treasury securities. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets outdistanced even the S&P 500 Index, but Asian and Latin American markets were generally down during the fiscal year. As a group, European stocks earned 27.8% in U.S.-dollar terms. Europe's bull market was fueled by continuing economic growth, lower interest rates, increased corporate merger activity, and optimism about the effects of the euro, a common currency due to be adopted in 1999 by 11 nations.

       Japan's stock market continued to suffer from the effects of a severe recession and a shaky banking system. Stocks in Tokyo fell 4.5% in U.S.-dollar terms. Elsewhere in Asia, returns were mixed, ranging from a rebound of 21% in South Korea, through Australia's 11% gain, to big losses in Indonesia (-52%), Malaysia (-42%), New Zealand (-25%), and Singapore (-18%). Losses were steep throughout Latin America, including Mexico (-32%), Venezuela (-59%), Brazil (-20%), and Chile (-22%).

                                                                         [PHOTO]
REPORT FROM THE ADVISER

During the fiscal year ended November 30, nervous global investors flocked to the safety of U.S. Treasury securities. The "flight to quality" began with the collapse of Asian markets early in the year, then spread throughout the emerging economies of the world. With each round of negative world events, U.S. Treasury yields fell as investors bid up bond prices. In contrast to the volatility in world financial markets, sailing was smooth for the U.S. economy, which produced stable growth and low inflation. The Federal Reserve Board initially was reluctant to lower short-term interest rates in the face of the fundamental strength of the domestic economy; however, signs of international economic calamity loomed ever larger, threatening future U.S. growth. By the second half of our fiscal year, it was clear that domestic export-sensitive sectors were slowing, and stock market volatility increased. The Fed then cut short-term interest rates by a total of three-quarters of a percentage point. To date, the Fed's action has helped calm the fears of a worldwide credit crunch and stemmed investors' flight from risk. We will have to wait and see whether the worst is over for global markets.

       As one would expect, municipal bond yields fell in sympathy with the decline in Treasury yields. However, a large supply of new tax-exempt bonds muted the price increases. Consequently, municipal bonds underperformed their Treasury bond counterparts. During the fiscal year, the benchmark 30-year U.S. Treasury bond yield declined nearly a full percentage point (from 6.05% to 5.06%). In contrast, the yield on an AAA-rated tax-exempt bond of similar maturity declined only three-tenths of 1 percent (from roughly 5.2% to 4.9%), and produced commensurately less price appreciation.

       As noted, the supply of new tax-exempt bonds grew dramatically during our fiscal year. Two factors led to this increase in municipal debt. First, as interest rates declined, municipalities rushed to issue new bonds that would refinance their older, higher-coupon debt. Second, the financial strength of many states and localities improved as robust economic performance boosted tax revenues. This increased financial sustenance allowed many issuers to fund new capital projects with tax-exempt debt. In all, tax-exempt issuance for the year was up 27% to $278 billion in new bonds.

       This abundance of new bonds offers unique value to investors in longer-term municipal issues. As of our fiscal year-end, the yield on a high-quality, long-maturity municipal bond was equal to an unusually high 96.8% of the yield on a comparable U.S. Treasury security. At certain points during the fiscal period, AAA-rated insured municipal bonds actually offered yields higher than Treasury bonds, a situation not seen since 1986. For investors in the maximum federal tax bracket (39.6%), high-grade municipal bonds offer about 3 percentage points in additional taxable-equivalent yield over comparable U.S. Treasuries. Our state tax-exempt funds further boost after-tax returns by providing income exempt from state tax. In the past, municipal bond yields have not stayed high relative to Treasury bonds for long. However, because of the persistence of global uncertainty and its beneficial effect on prices of Treasury bonds, it's hard to predict when municipal yields will return to more-normal levels. In the meantime, longer-term municipal bonds are a steal.

       The high credit quality of the Vanguard Pennsylvania Tax-Exempt Funds played an important role in our strong performance relative to peers. Early in our fiscal year, demand was quite strong for the higher yields of uninsured bonds and those of speculative-grade credit quality. Market participants disregarded the added credit risk they were assuming. Demand for lower-quality securities was so high that investors accepted ever-smaller yield premiums for assuming the extra credit risk, and yield spreads between bonds of different quality tightened. But the bankruptcy of a major Pennsylvania hospital group in summer 1998 caused many bondholders to reconsider the relationship between yield and credit quality.

       Investors in Vanguard's insured single-state tax-exempt funds receive additional credit protection. Although this municipal bond insurance does not protect against changes in market value, it does guarantee the timely payment of principal and interest. Our single-state tax-exempt funds are able to offer the dual benefits of high credit quality and attractive yields year after year because of our low expenses. Our emphasis on high credit quality should allow our shareholders to sleep comfortably.

       Over time, the simple combination of a disciplined risk approach with low expenses has proven to be a powerful force for maximizing total return for shareholders. Our continued focus on these basics produced the desired results in fiscal 1998.

       Yields on 1-year tax-exempt money market instruments fell 76 basis points (0.76 percentage point) during the second half of our fiscal year, even though summer is traditionally a season for heavy municipal borrowing. Over the full 12 months, the decline was 82 basis points, leaving the yield on the benchmark 1-year MIG-1 note at 2.99% on November 30. By comparison, the yield on 1-year U.S. Treasury bills fell 92 basis points during the second half and 99 basis points for the full year, closing with a yield of 4.50%. The plunge in short-term yields was fueled by the global "flight to quality" and by the Fed's 75-basis-point cut in the federal funds rate. At fiscal year-end, the yield on 1-year MIG-1 notes therefore was equal to 66.4% of the yield on comparable Treasury bills. Though this ratio is less favorable than that for yields of long-term municipal bonds in relation to those of Treasury bonds, municipal money markets still offer value for investors in the highest tax brackets.

       As the new year begins, the Pennsylvania Tax-Exempt Money Market Fund is positioned to take advantage of its dual strengths of conservative, quality-oriented management and low expenses. We believe these attributes will, over time, generate superior risk-adjusted returns.

Ian A. MacKinnon, Managing Director
Pamela Wisehaupt Tynan, Principal
Reid O. Smith, Principal
John M. Carbone, Principal
Danine A. Mueller, Principal
Christopher M. Ryon, Principal
Kathryn Allen, Principal
Vanguard Fixed Income Group

December 10, 1998

INVESTMENT PHILOSOPHY

The adviser believes that each fund, while operating with stated maturity and stringent quality targets, can achieve a high level of current income that is exempt from federal and Pennsylvania income taxes by investing in insured and high-quality uninsured securities issued by Pennsylvania state, county, and municipal governments.

PERFORMANCE SUMMARY
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that returns can fluctuate widely. An investment in a money market fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

TOTAL INVESTMENT RETURNS: JUNE 13, 1988-NOVEMBER 30, 1998
---------------------------------------------------------
              PENNSYLVANIA TAX-EXEMPT           AVERAGE
                 MONEY MARKET FUND               FUND*
FISCAL    CAPITAL     INCOME       TOTAL         TOTAL
YEAR      RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1988        0.0%        2.5%        2.5%          2.5%
1989        0.0         6.4         6.4           6.4
1990        0.0         5.9         5.9           5.9
1991        0.0         4.6         4.6           4.6
1992        0.0         3.0         3.0           2.9
1993        0.0         2.4         2.4           2.2
1994        0.0         2.6         2.6           2.4
1995        0.0         3.7         3.7           3.5
1996        0.0         3.4         3.4           3.1
1997        0.0         3.5         3.5           3.2
1998        0.0         3.3         3.3           3.0
---------------------------------------------------------

*Average Pennsylvania Tax-Exempt Money Market Fund.

SEC 7-Day Annualized Yield (11/30/1998): 3.04%

See Financial Highlights table on page 28 for dividend information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
----------------------------------------------------------------

     Pennsylvania Tax-Exempt   Average Pennsylvania Tax-Exempt
        Money Market Fund             Money Market Fund
1988-11      10000                         10000
1989-02      10149                         10152
1989-05      10320                         10309
1989-08      10481                         10468
1989-11      10639                         10636
1990-02      10792                         10776
1990-05      10951                         10937
1990-08      11104                         11093
1990-11      11262                         11261
1991-02      11408                         11396
1991-05      11539                         11528
1991-08      11659                         11645
1991-11      11780                         11778
1992-02      11880                         11860
1992-05      11974                         11958
1992-08      12050                         12031
1992-11      12129                         12119
1993-02      12203                         12170
1993-05      12276                         12240
1993-08      12346                         12301
1993-11      12419                         12382
1994-02      12486                         12428
1994-05      12560                         12500
1994-08      12640                         12576
1994-11      12738                         12679
1995-02      12850                         12767
1995-05      12975                         12888
1995-08      13090                         12998
1995-11      13208                         13119
1996-02      13321                         13206
1996-05      13433                         13310
1996-08      13540                         13413
1996-11      13652                         13527
1997-02      13763                         13611
1997-05      13883                         13720
1997-08      14004                         13835
1997-11      14128                         13960
1998-02      14244                         14048
1998-05      14368                         14158
1998-08      14485                         14270
1998-11      14599                         14384

---------------------------------------------------------------------------------------------------------
                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIODS ENDED NOVEMBER 30, 1998
                                                     -------------------------------    FINAL VALUE OF A
                                                     1 YEAR      5 YEARS    10 YEARS   $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Exempt Money Market Fund             3.33%       3.29%        3.86%        $14,599
Average Pennsylvania Tax-Exempt
 Money Market Fund                                    3.04        3.04         3.70          14,384
---------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Tax-Exempt
  Money Market Fund                              6/13/1988       3.42%       3.26%         0.00%        3.90%       3.90%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PERFORMANCE SUMMARY
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: APRIL 7, 1986-NOVEMBER 30, 1998
---------------------------------------------------------
           PENNSYLVANIA INSURED LONG-TERM
                   TAX-EXEMPT FUND               LEHMAN*
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1986         3.0%       4.7%         7.7%         8.1%
1987        -9.9        6.6         -3.3         -0.2
1988         4.5        7.5         12.0         10.6
1989         4.7        7.5         12.2         11.0
1990         0.3        7.0          7.3          7.7
1991         2.8        6.9          9.7         10.3
1992         5.0        6.7         11.7         10.0
1993         5.8        6.1         11.9         11.1
1994       -10.7        5.3         -5.4         -5.2
1995        12.0        6.5         18.5         18.9
1996         0.2        5.6          5.8          5.9
1997         0.7        5.5          6.2          7.2
1998         2.1        5.5          7.6          7.8
---------------------------------------------------------

*Lehman Municipal Bond Index.

See Financial Highlights table on page 29 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 30, 1988-NOVEMBER 30, 1998
---------------------------------------------------------------------------------
 Pennsylvania Insured Long-Term   Average Pennsylvania          Lehman Municipal
        Tax-Exempt Fund             Tax-Exempt Fund                Bond Index
1988-11      10000                        10000                    10000
1989-02      10249                        10228                    10194
1989-05      10768                        10634                    10627
1989-08      10888                        10799                    10811
1989-11      11216                        11096                    11101
1990-02      11295                        11170                    11239
1990-05      11499                        11283                    11404
1990-08      11426                        11326                    11505
1990-11      12032                        11805                    11956
1991-02      12284                        12045                    12275
1991-05      12616                        12320                    12554
1991-08      12911                        12636                    12861
1991-11      13193                        12981                    13182
1992-02      13556                        13303                    13500
1992-05      13874                        13543                    13786
1992-08      14480                        14101                    14296
1992-11      14731                        14314                    14504
1993-02      15661                        15188                    15358
1993-05      15783                        15207                    15435
1993-08      16391                        15869                    16041
1993-11      16485                        15996                    16111
1994-02      16557                        16053                    16208
1994-05      16301                        15492                    15817
1994-08      16525                        15712                    16069
1994-11      15588                        14847                    15270
1995-02      17059                        16159                    16519
1995-05      17650                        16781                    17263
1995-08      17766                        16879                    17495
1995-11      18468                        17667                    18157
1996-02      18681                        17791                    18345
1996-05      18401                        17431                    18052
1996-08      18761                        17723                    18412
1996-11      19533                        18559                    19224
1997-02      19646                        18624                    19355
1997-05      19810                        18743                    19547
1997-08      20312                        19251                    20115
1997-11      20747                        19808                    20603
1998-02      21298                        20269                    21125
1998-05      21546                        20413                    21380
1998-08      22023                        20755                    21855
1998-11      22327                        21096                    22202

                                                        AVERAGE ANNUAL TOTAL RETURNS
                                                      PERIODS ENDED NOVEMBER 30, 1998
                                                      --------------------------------        FINAL VALUE OF A
                                                      1 YEAR      5 YEARS     10 YEARS       $10,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------
Pennsylvania Insured Long-Term Tax-Exempt Fund         7.60%       6.25%        8.36%                $22,327
Average Pennsylvania Tax-Exempt Fund                   6.50        5.69         7.75                  21,096
Lehman Municipal Bond Index                            7.76        6.62         8.30                  22,202
---------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1998*
-------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               --------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
-------------------------------------------------------------------------------------------------------------------------
Pennsylvania Insured Long-Term
  Tax-Exempt Fund                                4/7/1986        8.57%       6.08%         2.19%        6.27%       8.46%
-------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
Yield                                                 3.0%
Average Maturity                                   34 days
Average Quality                                      MIG-1
Expense Ratio                                        0.20%

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
----------------------------------------------------------
MIG-1/SP-1+                                       68.1%
A-1/P-1                                           31.1
AAA/AA                                             0.6
A                                                  0.2
----------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond fund's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the fund's duration by the change in rates. If interest rates rise by 1 percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a fund reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate bond investment.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY MATURITY. An indicator of interest-rate risk. In general, the higher the concentration of longer-maturity issues, the more a fund's share price will fluctuate in response to changes in interest rates.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

NUMBER OF ISSUES. An indicator of diversification. The more separate issues a fund holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

YIELD. A snapshot of a fund's interest income. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a fund were held to their maturity dates.

FUND PROFILE
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND

This Profile provides a snapshot of the fund's characteristics as of November 30, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 14.

FINANCIAL ATTRIBUTES
----------------------------------------------------------
                      PENNSYLVANIA INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
Number of Issues                       255          47,383
Yield                                 4.3%            4.4%
Yield to Maturity                     4.4%              --
Average Coupon                        5.5%            5.5%
Average Maturity                 9.1 years      13.5 years
Average Quality                        AAA             AA+
Average Duration                 6.4 years       7.2 years
Expense Ratio                        0.20%              --
Cash Reserves                         0.8%              --

*Lehman Municipal Bond Index.

INVESTMENT FOCUS
------------------------
[GRAPH]



VOLATILITY MEASURES
----------------------------------------------------------
                      PENNSYLVANIA INSURED          LEHMAN
                                 LONG-TERM          INDEX*
----------------------------------------------------------
R-Squared                             0.98            1.00
Beta                                  0.99            1.00

*Lehman Municipal Bond Index.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-------------------------------------------------------
AAA                                               98.5%
AA                                                 1.5
A                                                  0.0
BBB                                                0.0
BB                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

DISTRIBUTION BY MATURITY  (% OF PORTFOLIO)
-------------------------------------------------------
Under 1 Year                                       6.3%
1-5 Years                                         26.5
5-10 Years                                        31.3
10-20 Years                                       23.6
20-30 Years                                       10.5
Over 30 Years                                      1.8
-------------------------------------------------------
Total                                            100.0%

                                                                         [PHOTO]
FINANCIAL STATEMENTS
NOVEMBER 30, 1998

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's municipal bond holdings, including each security's market value on the last day of the reporting period and information on credit enhancements (insurance or letters of credit). Securities are grouped and subtotaled according to their insured or noninsured status. Other assets are added to, and liabilities are subtracted from, the value of Total Municipal Bonds to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Undistributed Net Investment Income is usually zero because the fund distributes its net income to shareholders as a dividend each day. Any realized gains must be distributed annually, so the bulk of net assets consists of Paid in Capital (money invested by shareholders). The balance shown for Accumulated Net Realized Gains usually approximates the amount available to distribute to shareholders as taxable capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                       MATURITY                 AMOUNT       VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                                COUPON            DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (101.3%)
------------------------------------------------------------------------------------------------------------------------------------
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)         3.00%       12/3/1998  LOC          $ 30,120     $ 30,120
Allegheny County PA Higher Educ. Auth. VRDO (Univ. of Pittsburgh)         3.30%       12/3/1998  LOC             5,510        5,510
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Children's Hosp.-Pittsburgh)                                         3.00%       12/3/1998  (1)            26,950       26,950
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Presbyterian Univ. Health System)                                    3.30%       12/3/1998  (1)            25,750       25,750
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Presbyterian Univ. Health System)                                    3.30%       12/3/1998  LOC             9,205        9,205
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Saint Francis Health System)                                         3.10%       12/3/1998  LOC            11,000       11,000
Allegheny County PA Hosp. Dev. Auth. VRDO
    (South Hills Health System)                                           3.10%       12/2/1998  LOC             8,400        8,400
Allegheny County PA PCR CP PUT (Duquesne Light Co.)                       3.60%       1/27/1999  LOC            11,500       11,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.00%       1/28/1999  LOC             2,500        2,500
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.05%       1/29/1999  LOC             6,000        6,000
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.10%       1/22/1999  LOC             3,900        3,900
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.10%       1/29/1999  LOC            17,950       17,950
Beaver County PA IDA PCR CP (Duquesne Light Co.)                          3.50%       12/7/1998  LOC            14,500       14,500
Beaver County PA IDA PCR VRDO (Duquesne Light Co.)                        3.10%       12/2/1998  LOC            10,600       10,600
Chester County PA IDA VRDO (Archdiocese of Philadelphia)                  3.30%       12/2/1998  LOC            24,800       24,800
Cumberland County PA Muni. Auth. PUT (Dickinson College)                  2.95%       11/1/1999  LOC            11,385       11,385
Dallastown Area School Dist. GO VRDO                                      3.29%       12/3/1998  (3)            20,450       20,450
Dauphin County PA General Auth. Hosp. Rev. VRDO
    (Reading Hosp. & Medical Center)                                      3.10%       12/2/1998                 12,320       12,320
Delaware County PA IDA Airport Fac. Rev. VRDO
    (United Parcel Service)                                               3.15%       12/2/1998                 60,975       60,975
Delaware County PA IDA PCR CP (PECO)                                      3.00%        3/1/1999  (3)            11,300       11,300
Delaware County PA IDA PCR CP (PECO)                                      3.00%       3/12/1999  (3)            21,400       21,400
Delaware County PA IDA PCR CP (PECO)                                      3.05%        3/9/1999  (3)             9,500        9,500

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                       MATURITY                 AMOUNT       VALUE*
                                                                         COUPON            DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
Delaware County PA IDA PCR CP (PECO)                                      3.35%       2/18/1999  (3)          $ 13,700     $ 13,700
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                    3.30%       12/2/1998                  8,000        8,000
Delaware County PA IDA PCR VRDO (PECO)                                    3.30%       12/2/1998  LOC             3,525        3,525
Delaware County PA IDA Rev. VRDO (General Electric Capital Corp.)         3.15%       12/2/1998                 30,100       30,100
Delaware County PA IDA Solid Waste Rev. VRDO
    (Scott Paper Co. Project)                                             3.15%       12/2/1998                 76,305       76,305
Downington PA School Dist. TRAN                                           4.04%       6/30/1999                  1,000        1,001
Emmaus PA General Auth. Local Govt. Rev. VRDO                             3.25%       12/2/1998                 95,000       95,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Altoona Area School Dist.)                                           3.15%       12/9/1998  LOC            15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Avon Grove School Dist.)                                             3.15%       12/2/1998  LOC            19,800       19,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Big Spring School Dist.)                                             3.15%       12/2/1998  LOC            15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Colonial School Dist.)                                               3.15%       12/2/1998  LOC             8,200        8,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Council Rock School Dist.)                                           3.15%       12/2/1998  LOC            10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (East Penn School Dist.)                                              3.15%       12/2/1998  LOC             8,700        8,700
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (East Pennsboro Area School Dist.)                                    3.15%       12/2/1998  LOC             5,600        5,600
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (East Stroudsburg Area School Dist.)                                  3.15%       12/2/1998  LOC            10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Kennett Consolidated School Dist.)                                   3.15%       12/2/1998  LOC            20,000       20,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Lower Merion School Dist.)                                           3.15%       12/2/1998  LOC            15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Methacton School Dist.)                                              3.15%       12/2/1998  LOC            13,000       13,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Nazareth PA Area School Dist.)                                       3.15%       12/2/1998  LOC            18,700       18,700
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Northern York County School Dist.)                                   3.15%       12/2/1998  LOC             7,200        7,200
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Oxford Area School Dist.)                                            3.15%       12/2/1998  LOC             7,900        7,900
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Pennridge School Dist.)                                              3.15%       12/2/1998  LOC             9,600        9,600
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Pottsgrove School Dist.)                                             3.15%       12/2/1998  LOC             5,400        5,400
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (South York School Dist.)                                             3.15%       12/2/1998  LOC             9,800        9,800
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Upper Dublin School Dist.)                                           3.25%       12/2/1998  LOC             9,300        9,300
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (Upper Merion School Dist.)                                           3.15%       12/2/1998  LOC            10,000       10,000
Emmaus PA General Auth. Local Govt. Rev. VRDO (West Allegheny)            3.15%       12/2/1998  LOC            15,000       15,000
Emmaus PA General Auth. Local Govt. Rev. VRDO
    (West Chester Area School Dist.)                                      3.15%       12/2/1998  LOC            10,000       10,000
Geisinger Health System Auth. of Pennsylvania VRDO
    (Penn State Geisinger Health)                                         3.25%       12/2/1998                  5,650        5,650
Lehigh County PA Auth. Rev. VRDO (Lehigh Valley Hosp.)                    3.15%       12/2/1998  (2)            11,000       11,000
Lehigh County PA IDA PCR TOB VRDO (Pennsylvania Power & Light)            3.25%       12/3/1998  (1)             6,350        6,350
Lower Merion PA School Dist. GO TOB BAN                                   3.25%       12/3/1998                  6,070        6,070
Mercerburg Borough PA Auth. VRDO (Mercerburg College)                     3.20%       12/2/1998  LOC             7,500        7,500
Montgomery County PA Higher Educ. & Health Auth.                          7.50%       11/1/1999  (Prere.)        3,465        3,603
Montgomery County PA IDA PCR CP (PECO)                                    3.00%       2/16/1999  LOC            11,640       11,640
Montgomery County PA IDA PCR CP (PECO)                                    3.00%       3/17/1999  LOC             8,000        8,000
Montgomery County PA IDA PCR CP (PECO)                                    3.35%       2/18/1999  LOC             7,400        7,400
Montgomery County PA VRDO                                                 3.15%       12/2/1998                    900          900


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
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  FACE       MARKET
                                                                                       MATURITY                 AMOUNT       VALUE*
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                                COUPON            DATE                  (000)        (000)
------------------------------------------------------------------------------------------------------------------------------------
Northeastern PA Hosp. & Educ. Auth. VRDO
    (Wyoming Valley Health Care Obligated Group)                          3.10%       12/2/1998  (2)          $ 49,100   $   49,100
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.05%       2/12/1999  (1)            14,800       14,800
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.10%        3/9/1999  (1)            10,300       10,300
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.40%      12/16/1998  (1)             4,000        4,000
Northeastern PA Hosp. Auth. Pooled CP (Hosp. Central Services)            3.55%      12/11/1998  (1)             4,900        4,900
Pennsylvania CP                                                           3.35%       1/14/1999                 11,000       11,000
Pennsylvania GO                                                           4.25%        8/1/1999                 15,375       15,446
Pennsylvania GO                                                           4.50%        3/1/1999                  8,600        8,618
Pennsylvania GO                                                           4.75%       6/15/1999  (1)             2,500        2,519
Pennsylvania GO                                                           5.25%      11/15/1999  (3)             3,500        3,579
Pennsylvania Higher Educ. Assistance Agency
    Student Loan Rev. VRDO                                                3.20%       12/2/1998  LOC           123,600      123,600
Pennsylvania Higher Educ. Assistance Agency
    Student Loan Rev. VRDO                                                3.35%       12/2/1998  LOC            20,000       20,000
Pennsylvania Higher Educ. Fac. Auth. Rev.                                 4.50%       6/15/1999  (1)             1,120        1,124
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)         3.25%       12/2/1998                 41,300       41,300
Pennsylvania Higher Educ. Fac. Auth. VRDO (St. Joseph's Univ.)            4.00%       11/1/1999  LOC            12,000       12,102
Pennsylvania Higher Educ. Fac. Auth. VRDO (Temple Univ.)                  3.30%       12/2/1998  LOC            38,900       38,900
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania )        3.25%       12/2/1998                115,700      115,700
Pennsylvania Intergovernmental Cooperative Auth. Rev.                     5.75%       6/15/1999  (3)             8,930        9,057
Pennsylvania State Univ. BAN                                              4.50%       3/30/1999                 17,800       17,851
Pennsylvania Turnpike Comm. Rev.                                         7.625%       12/1/1999  (Prere.)        1,425        1,517
Pennsylvania Turnpike Comm. Rev. VRDO                                     3.30%       12/2/1998                 13,500       13,500
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev. TOB VRDO               3.25%       12/3/1998  (2)             4,130        4,130
Philadelphia PA GO                                                        4.60%       5/15/1999  (3)             4,345        4,375
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
    (Albert Einstein Medical Center)                                     7.625%        4/1/1999  (Prere.)        4,500        4,657
Philadelphia PA Hosp. & Higher Educ. Fac. Auth.
    (Jefferson Health System)                                             4.25%       5/15/1999  (1)             2,860        2,868
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
    (Children's Hosp. of Philadelphia)                                    3.25%       12/2/1998                 42,560       42,560
Philadelphia PA IDA VRDO (Cancer Research)                                3.25%       12/2/1998  LOC             4,000        4,000
Philadelphia PA School Dist. GO                                           6.70%        7/1/1999  (2)             9,000        9,187
Philadelphia PA School Dist. TRAN                                         4.25%       6/30/1999                 44,000       44,153
Philadelphia PA Water & Sewer Rev.                                        6.90%       10/1/1999  (1)(Prere.)     5,300        5,568
Philadelphia PA Water & Waste Water Rev. VRDO                             3.05%       12/2/1998  (2)            60,900       60,900
St. Mary's Hosp. PA VRDO (Catholic Health Initiatives)                    3.05%       12/2/1998                 23,100       23,100
Sayre PA Health Care Fac. Auth. VRDO
    (VHA of Pennsylvania, Pooled Capital Asset Financial Program)         3.20%       12/2/1998  (2)           123,405      123,405
Scranton-Lackawanna PA Health & Welfare Auth. VRDO
    (Mercy Health System)                                                 3.10%       12/2/1998                  6,500        6,500
South Fork PA Muni. Auth. Hosp. Rev. VRDO
    (Conemaugh Health Systems)                                            3.15%       12/2/1998  (1)            45,800       45,800
Temple Univ. PA Higher Educ. GO                                           4.50%       5/14/1999                 13,500       13,544
Univ. of Pittsburgh PA Higher Educ. VRDO                                  3.00%       12/3/1998  LOC            37,000       37,000
Washington County PA Higher Educ. VRDO
    (Pooled Equipment Lease Program)                                      3.25%       12/2/1998  LOC            17,200       17,200
York County PA IDA PCR VRDO (PECO)                                        3.30%       12/2/1998  LOC             6,340        6,340
York County PA IDA PCR VRDO (Public Service Electric & Gas)               3.10%       12/2/1998  (1)             5,200        5,200
OUTSIDE PENNSYLVANIA:
Puerto Rico TRAN                                                          3.50%       7/30/1999  ++             18,000       18,076
------------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
    (COST $1,892,435)                                                                                                    $1,892,435
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                             MARKET
                                                                                                                             VALUE*
                                                                                                                              (000)
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.3%)
------------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                     $   40,327
Payables for Investment Securities Purchased                                                                               (58,437)
Other Liabilities                                                                                                           (5,700)
                                                                                                                        ------------
                                                                                                                           (23,810)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
------------------------------------------------------------------------------------------------------------------------------------
Applicable to 1,868,661,880 outstanding $.001 par value shares of beneficial interest
    (unlimited authorization)                                                                                            $1,868,625
====================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                     $1.00
====================================================================================================================================

*See Note A in Notes to Financial Statements.

For key to abbreviations and other references, see page 25.

------------------------------------------------------------------------------------------------------------------------------------
AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          AMOUNT                PER
                                                                                                           (000)              SHARE
------------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                       $1,868,661              $1.00
Undistributed Net Investment Income                                                                          --                  --
Accumulated Net Realized Losses                                                                              (36)                --
Unrealized Appreciation                                                                                      --                  --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                            $1,868,625              $1.00
====================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE       MARKET
                                                                                      MATURITY                 AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON           DATE                  (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS (99.2%)
===================================================================================================================================
ISSUER INSURED (95.3%)
Allegheny County PA Airport Rev. (Pittsburgh International Airport)       5.00%       1/1/2017  (1)          $ 12,205     $ 12,243
Allegheny County PA Airport Rev. (Pittsburgh International Airport)       5.00%       1/1/2019  (1)            15,750       15,729
Allegheny County PA GO                                                    0.00%       5/1/2003  (2)             8,815        7,387
Allegheny County PA GO                                                    6.00%       5/1/2010  (2)             3,030        3,272
Allegheny County PA GO                                                    6.00%       5/1/2012  (2)             3,000        3,242
Allegheny County PA Hosp. Dev. Auth. Rev. (Catholic Health East)          5.25%     11/15/2013  (2)             1,000        1,041
Allegheny County PA Hosp. Dev. Auth. Rev. (Magee Women's Hosp.)           6.00%      10/1/2010  (3)             4,235        4,867
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Presbyterian Univ. Health)                                           3.30%      12/3/1998  (1)             6,000        6,000
Allegheny County PA Hosp. Dev. Auth. Rev.
    (Presbyterian Univ. Health System)                                    6.00%      11/1/2002  (1)(Prere.)     3,000        3,244
Allegheny County PA Hosp. Dev. Auth. Rev.
    (Presbyterian Univ. Health System)                                   7.125%       7/1/1999  (1)(Prere.)     6,835        7,129
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)          5.125%       7/1/2022  (1)             5,960        5,883
Allegheny County PA Hosp. Dev. Auth. Rev. (Univ. of Pittsburgh)           5.60%       4/1/2017  (1)             2,000        2,127
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Children's Hosp. Pittsburgh)                                         3.35%      12/3/1998  (1)             2,050        2,050
Allegheny County PA Hosp. Dev. Auth. VRDO
    (Presbyterian Univ. Health System)                                    3.30%      12/3/1998  (1)             2,700        2,700
Allegheny County PA Sanitation Auth. Sewer Rev.                           5.50%      12/1/2013  (3)            19,000       20,083
Allegheny County PA Sanitation Auth. Sewer Rev.                           5.50%      12/1/2016  (3)            23,665       24,545
Allegheny County PA Sanitation Auth. Sewer Rev.                           6.00%      12/1/2019  (1)            20,000       22,350
Allegheny County PA Sanitation Auth. Sewer Rev.                           6.25%      12/1/2014  (1)             9,660       10,852
Allegheny County PA Sanitation Auth. Sewer Rev.                           6.50%      12/1/2011  (3)             8,000        8,596
Altoona PA Water Rev. Auth.                                               6.50%      11/1/2004  (3)(Prere.)    19,790       22,778
Altoona PA Water Rev. Auth.                                               6.50%      11/1/2019  (3)               210          238
Beaver County PA IDA PCR (Ohio Edison)                                    7.00%       6/1/2021  (3)            22,715       24,666
Beaver County PA IDA PCR (Ohio Edison)                                    7.10%       6/1/2018  (3)             5,000        5,327
Berks County PA GO                                                        0.00%     11/15/2013  (3)(ETM)        7,250        3,514
Berks County PA GO                                                        0.00%     11/15/2014  (3)(ETM)        8,615        3,948
Berks County PA GO                                                        0.00%     11/15/2015  (3)(ETM)        6,250        2,705
Berks County PA GO                                                        5.75%     11/15/2012  (3)             7,750        8,256
Berks County PA Hosp. Rev. (Reading Hosp.)                                5.70%      10/1/2014  (1)             4,500        4,993
Berks County PA Hosp. Rev. (Reading Hosp.)                                6.10%      10/1/2023  (1)            16,500       18,269
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                          5.00%       7/1/2022  (2)             5,815        5,720
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                          5.50%       7/1/2016  (2)             4,480        4,811
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)                          6.50%       7/1/2002  (2)(Prere.)     8,500        9,426
Boyertown PA Area School Dist. GO                                         6.10%       9/1/2002  (2)(Prere.)     6,000        6,493
Butler County PA GO                                                       6.00%      7/15/2012  (3)             5,185        5,540
Center City Philadelphia PA Business Improvement                          5.50%      12/1/2015  (2)             6,955        7,370
Center Township PA Sewer Auth. Rev.                                       5.50%      4/15/2011  (1)             2,375        2,522
Central Dauphin PA School Dist. GO                                        0.00%       6/1/2004  (2)             4,800        3,831
Chester County PA Health & Educ. Fac. Auth. Rev.
    (Chester County Hosp.)                                               5.875%       7/1/2016  (1)             7,870        8,494
Chester County PA Health & Educ. Fac. Auth. Rev.
    (Jefferson Health System)                                            5.125%      5/15/2018  (2)            12,445       12,536
Chester County PA Health & Educ. Fac. Auth. Rev.
    (Jefferson Health System)                                             5.25%      5/15/2022  (2)            35,555       35,920
Coatesville PA School Dist. GO                                            5.75%       4/1/2015  (4)            10,080       10,925
Cornwall Lebanon PA Suburban Joint School Dist. GO                       5.875%       3/1/2004  (3)(Prere.)     5,635        6,075
Cornwall Lebanon PA Suburban Joint School Dist. GO                        5.90%       3/1/2004  (3)(Prere.)     3,270        3,537
Corry PA Area School Dist. GO                                             5.50%     12/15/2010  (1)             4,000        4,225
Dauphin County PA General Auth. Rev. (West Pennsylvania Hosp.)            5.50%       7/1/2013  (1)             5,000        5,279
Delaware County PA Auth. College Rev. (Haverford College)                 5.40%     11/15/2013  (1)             1,750        1,844
Delaware County PA Auth. Rev. (Catholic Health East)                      5.25%     11/15/2012  (2)             3,435        3,603
Delaware County PA Auth. Rev. (Catholic Health East)                      5.25%     11/15/2013  (2)             4,665        4,859
Delaware County PA Auth. Rev. (Villanova Univ.)                           5.00%      12/1/2028  (1)            26,885       26,637
Delaware County PA Hosp. Auth. Rev.
    (Delaware County Memorial Hosp.)                                      5.50%      8/15/2013  (1)            12,000       12,714


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
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                                                                                                                 FACE       MARKET
                                                                                      MATURITY                 AMOUNT       VALUE*
                                                                         COUPON           DATE                  (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Delaware County PA Hosp. Auth. Rev.
    (Delaware County Memorial Hosp.)                                     7.125%      8/15/1999  (1)(Prere.)  $  5,160     $  5,406
Delaware County PA Hosp. Auth. Rev.
    (Delaware County Memorial Hosp.)                                      7.20%      8/15/1999  (1)(Prere.)     8,000        8,385
Delaware River Joint Toll Bridge Comm. Pennsylvania &
    New Jersey Rev.                                                       6.00%       7/1/2018  (3)             3,040        3,231
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                  5.50%       1/1/2026  (3)            21,450       22,448
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                  6.50%       1/1/2009  (2)             4,500        4,513
Delaware River Port Auth. Pennsylvania & New Jersey Rev.                 7.375%       1/1/2007  (2)            13,500       13,818
Delaware Valley PA Regional Finance Auth. Local Govt. Rev.                5.50%       8/1/2028  (2)            36,750       40,361
Dover Township PA Sewer Auth. Rev.                                        5.50%      11/1/2017  (1)             2,235        2,347
Dover Township PA Sewer Auth. Rev.                                        5.55%      11/1/2022  (1)             4,000        4,194
Erie County PA Hosp. Auth. Rev. (St. Vincent Health Care)                6.125%       7/1/2013  (1)             3,900        4,228
Erie PA School Dist. GO                                                   0.00%       9/1/2010  (4)             5,665        3,331
Erie PA School Dist. GO                                                   0.00%       9/1/2011  (4)             5,780        3,216
Erie PA School Dist. GO                                                   0.00%       9/1/2013  (4)             2,780        1,371
Erie PA School Dist. GO                                                   0.00%       9/1/2016  (4)             5,785        2,403
Fort LeBoeuf PA School Dist. GO                                           5.80%       1/1/2003  (1)(Prere.)     5,500        5,908
Garnet Valley PA School Dist. GO                                          5.70%       4/1/2011  (2)             3,000        3,162
Greensburg Salem PA School Dist. GO                                       6.45%      9/15/2018  (1)             7,500        8,140
Hazleton PA Area School Dist. GO                                          5.50%       3/1/2011  (3)             3,740        4,067
Hazleton PA Area School Dist. GO                                          5.75%       3/1/2012  (3)             3,945        4,379
Hazleton PA Area School Dist. GO                                          6.00%       3/1/2016  (3)            18,245       20,723
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)        6.60%      4/15/2010  (1)             4,940        5,337
Lancaster PA Higher Educ. Auth. Rev. (Franklin & Marshall College)        6.70%      4/15/2012  (1)             4,000        4,344
Lancaster PA School Dist. GO                                             5.375%      2/15/2017  (3)             5,590        5,783
Lehigh County PA General Purpose Hosp. Auth. Rev.
    (Lehigh Valley Health Network)                                        5.00%       7/1/2028  (1)            15,905       15,615
Lehigh County PA General Purpose Hosp. Auth. Rev.
    (Lehigh Valley Health Network)                                       5.625%       7/1/2005  (1)(Prere.)       800          886
Lehigh County PA General Purpose Hosp. Auth. Rev.
    (Lehigh Valley Health Network)                                       5.625%       7/1/2025  (1)             9,200        9,722
Lehigh County PA General Purpose Hosp. Auth. Rev.
    (Lehigh Valley Health Network)                                        5.70%       7/1/2010  (1)             3,905        4,234
Lehigh County PA General Purpose Hosp. Auth. Rev.
    (Lehigh Valley Health Network)                                        7.00%       7/1/2016  (1)             4,415        5,517
Lehigh County PA GO                                                       6.00%     10/15/1999  (2)(Prere.)     1,000        1,025
Lewisburg PA Area School Dist. GO                                         6.20%       6/1/2002  (1)(Prere.)     3,500        3,782
Lewisburg PA Area School Dist. GO                                         6.25%       6/1/2002  (1)(Prere.)     3,685        3,988
Ligonier Valley PA School Dist. GO                                        6.00%       3/1/2004  (1)(Prere.)     6,000        6,587
Manheim PA Central School Dist. GO                                        6.85%       3/1/2008  (3)             2,705        2,881
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2004  (1)             1,040          819
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2005  (1)             1,050          789
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2006  (1)             2,015        1,447
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2007  (1)             2,080        1,425
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2008  (1)             2,270        1,477
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2009  (1)             2,020        1,245
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2010  (1)             1,840        1,072
McKeesport PA Area School Dist. GO                                        0.00%      10/1/2011  (1)             1,835        1,011
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Abington Memorial Hosp.)                                             5.00%       6/1/2028  (2)             8,660        8,503
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Abington Memorial Hosp.)                                             6.00%       6/1/2003  (2)(Prere.)     8,140        8,998
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Abington Memorial Hosp.)                                             6.00%       6/1/2022  (2)             2,020        2,201
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Abington Memorial Hosp.)                                             6.10%       6/1/2012  (2)             5,000        5,491
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Pottstown Healthcare)                                                5.00%       1/1/2027  (4)             6,250        6,139
Montgomery County PA Higher Educ. & Health Auth. Rev.
    (Pottstown Healthcare)                                               5.375%       1/1/2012  (4)             5,085        5,398


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
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE       MARKET
                                                                                      MATURITY                 AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON           DATE                  (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Montgomery County PA IDA PCR (PECO)                                       6.70%      12/1/2021  (1)          $ 12,000     $ 13,051
Mount Lebanon PA Hosp. Dev. Auth. Rev. (St. Clair Memorial Hosp.)         6.25%       7/1/2006  (3)             9,250       10,503
Nazareth PA School Dist. GO                                               5.50%     11/15/2015  (2)             1,500        1,587
Neshaminy PA School Dist. GO                                              5.70%      2/15/2014  (3)             8,795        9,535
Neshaminy PA School Dist. GO                                              6.30%      8/15/2002  (3)(Prere.)    10,000       10,882
North Hills PA School Dist. GO                                            5.25%     11/15/2017  (3)             7,440        8,064
North Penn PA Water Auth. Rev.                                           6.125%      11/1/2010  (3)             5,140        5,571
North Wales PA Water Auth. Rev.                                           5.25%      11/1/2019  (3)            12,350       12,557
North Wales PA Water Auth. Rev.                                          6.125%      11/1/2002  (3)(Prere.)    11,300       12,137
Northampton County PA Higher Educ. Auth. Rev. (Lehigh Univ.)              7.10%     11/15/1999  (1)(Prere.)     6,000        6,341
Northampton County PA Higher Educ. Auth. Rev. (Lehigh Univ.)              7.10%     11/15/2009  (1)             1,035        1,092
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                     6.25%       1/1/2019  (1)            10,000       10,900
Northampton County PA Hosp. Auth. Rev. (Easton Hosp.)                    7.875%       1/1/2019  (5)               285          292
Northampton County PA IDA PCR (Central Metro. Edison)                     6.10%      7/15/2021  (1)             4,410        4,917
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)         5.25%       1/1/2016  (2)             6,560        6,714
Northeastern PA Hosp. & Educ. Health Rev. (Wyoming Valley Health)         5.25%       1/1/2026  (2)             5,350        5,400
Northumberland County PA Commonwealth Lease Rev.                          6.25%     10/15/2001  (1)(Prere.)    13,600       14,565
Owen J. Roberts School Dist. PA GO                                       5.375%      5/15/2018  (1)             4,565        4,726
Penn Hills PA GO                                                          5.80%      12/1/2002  (2)(Prere.)    11,735       12,630
Penn Trafford PA School Dist. GO                                          5.85%       5/1/2004  (1)(Prere.)     2,435        2,662
Pennsylvania Convention Center Auth. Rev.                                 0.00%       9/1/2004  (3)(ETM)        5,000        3,966
Pennsylvania Convention Center Auth. Rev.                                 6.00%       9/1/2019  (3)(ETM)       12,600       14,447
Pennsylvania Convention Center Auth. Rev.                                 6.70%       9/1/2016  (3)(ETM)       19,150       23,275
Pennsylvania GO                                                          5.125%      3/15/2017  (2)             7,990        8,159
Pennsylvania GO                                                          5.375%      5/15/2010  (3)            13,800       14,833
Pennsylvania GO                                                          5.375%      5/15/2012  (3)            16,570       17,625
Pennsylvania GO                                                          5.375%      5/15/2014  (3)            14,000       14,746
Pennsylvania GO                                                          5.375%      5/15/2016  (3)             5,000        5,229
Pennsylvania Higher Educ. Auth. Rev.
    (Allegheny/Delaware Valley Obligated Group)                           5.50%     11/15/2008  (1)             2,000        2,022
Pennsylvania Higher Educ. Auth. Rev.
    (Allegheny/Delaware Valley Obligated Group)                          5.875%     11/15/2016  (1)            20,000       20,244
Pennsylvania Higher Educ. Auth. Rev.
    (Allegheny/Delaware Valley Obligated Group)                          5.875%     11/15/2021  (1)             9,545        9,661
Pennsylvania Higher Educ. Auth. Rev. (Bryn Mawr College)                 5.625%      12/1/2014  (1)             2,200        2,395
Pennsylvania Higher Educ. Auth. Rev. (Hahnemann Univ.)                    7.20%       7/1/1999  (1)(Prere.)     1,400        1,461
Pennsylvania Higher Educ. Auth. Rev. (College and Univ.)                  7.20%       1/1/2004  (2)             2,120        2,127
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                       5.00%       4/1/2029  (1)             8,700        8,606
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                       5.25%       4/1/2011  (1)             3,545        3,772
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                       5.25%       4/1/2012  (1)             1,040        1,099
Pennsylvania Higher Educ. Auth. Rev. (Temple Univ.)                       5.25%       4/1/2016  (1)             4,000        4,152
Pennsylvania Intergovernmental Cooperative Auth. Rev.                    5.625%      6/15/2013  (3)             2,605        2,807
Pennsylvania Intergovernmental Cooperative Auth. Rev.                     7.00%      6/15/2005  (3)(Prere.)     2,250        2,635
Pennsylvania Turnpike Comm. Rev.                                          5.50%      12/1/2017  (3) +          16,000       16,570
Pennsylvania Turnpike Comm. Rev.                                          5.75%      12/1/2012  (2)            10,000       10,793
Pennsylvania Turnpike Comm. Rev.                                          6.00%       6/1/2015  (1)            28,800       30,752
Pennsylvania Turnpike Comm. Rev.                                          6.25%       6/1/2011  (2)            14,390       15,450
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                        5.00%      12/1/2023  (2)            24,325       24,139
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                       5.125%      12/1/2016  (2)             4,735        4,857
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.                        6.00%      12/1/2004  (2)(Prere.)     7,450        8,377
Philadelphia PA Airport Rev.                                              5.00%       7/1/2023  (3)             8,950        8,715
Philadelphia PA Airport Rev.                                             5.125%       7/1/2028  (3)            12,650       12,507
Philadelphia PA Airport Rev.                                             5.750%      6/15/2010  (3)             4,440        4,914
Philadelphia PA Gas Works Rev.                                            5.00%       7/1/2028  (4)             5,000        4,946
Philadelphia PA Gas Works Rev.                                            5.25%       7/1/2011  (4)             3,965        4,163
Philadelphia PA Gas Works Rev.                                           5.375%       7/1/2012  (4)             4,000        4,222
Philadelphia PA Gas Works Rev.                                           5.375%       7/1/2014  (4)             4,810        5,024
Philadelphia PA Gas Works Rev.                                            6.00%      5/15/2000  (2)(Prere.)    14,250       15,041
Philadelphia PA Gas Works Rev.                                            6.75%       1/1/2015  (2)            13,930       14,248
Philadelphia PA Gas Works Rev.                                            7.25%       1/1/2010  (2)            10,085       10,319
Philadelphia PA GO                                                        5.00%      5/15/2020  (1)            12,650       12,567

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE       MARKET
                                                                                      MATURITY                 AMOUNT       VALUE*
                                                                         COUPON           DATE                  (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Philadelphia PA GO                                                        5.00%      3/15/2028  (4) ++       $ 10,000     $  9,833
Philadelphia PA GO                                                        5.25%      3/15/2014  (4) ++          2,000        2,077
Philadelphia PA GO                                                        5.25%      3/15/2015  (4) ++          2,600        2,690
Philadelphia PA GO                                                        6.00%     11/15/2010  (3)             2,810        3,101
Philadelphia PA GO                                                        6.00%     11/15/2011  (3)             3,025        3,340
Philadelphia PA GO                                                        6.00%     11/15/2012  (3)             3,355        3,704
Philadelphia PA GO                                                        6.00%     11/15/2013  (3)             1,885        2,076
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
    (Jefferson Health System)                                            5.125%      5/15/2018  (2)             5,700        5,742
Philadelphia PA Parking Auth. Rev.                                        5.40%       9/1/2011  (2)             4,520        4,822
Philadelphia PA Parking Auth. Rev.                                        5.40%       9/1/2012  (2)             5,990        6,355
Philadelphia PA Parking Auth. Rev.                                        5.40%       9/1/2015  (2)             6,350        6,648
Philadelphia PA Parking Auth. Rev.                                        5.50%       9/1/2018  (2)             4,250        4,460
Philadelphia PA School Dist. GO                                           0.00%       7/1/2001  (2)            11,750       10,649
Philadelphia PA School Dist. GO                                           5.25%       4/1/2017  (2)             5,470        5,577
Philadelphia PA School Dist. GO                                           5.50%       9/1/2015  (2)             5,000        5,255
Philadelphia PA School Dist. GO                                           5.50%       9/1/2018  (2)             4,000        4,167
Philadelphia PA School Dist. GO                                           5.50%       9/1/2025  (2)            15,000       15,654
Philadelphia PA Water & Waste Water Rev.                                  5.50%       8/1/2014  (1)            12,900       13,599
Philadelphia PA Water & Waste Water Rev.                                  5.60%       8/1/2018  (1)             5,920        6,234
Philadelphia PA Water & Waste Water Rev.                                  6.25%       8/1/2011  (1)             3,750        4,355
Philadelphia PA Water & Waste Water Rev.                                  7.00%      6/15/2010  (3)            33,865       41,593
Philadelphia PA Water & Waste Water Rev.                                  7.00%      6/15/2011  (3)            35,685       44,125
Pine Richland School Dist. PA GO                                          5.50%       9/1/2019  (4)             3,430        3,579
Pittsburgh PA GO                                                         5.125%       9/1/2014  (3)            10,435       10,737
Pittsburgh PA GO                                                         5.125%       9/1/2015  (3)             7,795        7,978
Pittsburgh PA GO                                                          5.25%       9/1/2017  (3)             4,980        5,117
Pittsburgh PA GO                                                          5.25%       9/1/2018  (2)             5,500        5,623
Pittsburgh PA GO                                                          5.50%       9/1/2014  (2)            10,500       11,439
Pittsburgh PA GO                                                          6.25%       9/1/2001  (1)(Prere.)    11,030       11,982
Pittsburgh PA Public Parking Auth. Rev.                                  5.875%      12/1/2012  (3)             8,200        8,903
Pittsburgh PA School Dist.                                                0.00%       8/1/2009  (2)             4,000        2,483
Pittsburgh PA Water & Sewer System Rev.                                   5.00%       9/1/2019  (4)             5,170        5,181
Pittsburgh PA Water & Sewer System Rev.                                   7.25%       9/1/2014  (3)(ETM)       25,210       31,249
Pittsburgh PA Water & Sewer System Rev.                                  7.625%       9/1/2004  (3)(ETM)        5,370        6,200
Pocono Mountain PA School Dist. GO                                        5.75%      10/1/2009  (2)             6,000        6,328
Reading PA GO                                                            5.875%     11/15/2002  (2)(Prere.)     4,175        4,498
Reading PA GO                                                            5.875%     11/15/2012  (2)            13,825       14,765
St. Mary's Hosp. Auth. Langhorne PA Rev.
    (Franciscan Health System)                                            7.00%       7/1/2009  (5)             1,000        1,040
St. Mary's Hosp. Auth. Langhorne PA Rev.
    (Franciscan Health System)                                            7.00%       7/1/2013  (5)             5,050        5,253
St. Mary's Hosp. Auth. Langhorne PA Rev.
    (Franciscan Health System)                                            7.00%      6/15/2015  (5)             1,770        1,838
Sayre PA Health Care Fac. Auth. Rev. (Guthrie Health Care System)         7.00%       3/1/2011  (2)             2,000        2,164
Sayre PA Health Care Fac. Auth. VRDO
    (VHA of Pennsylvania, Pooled Capital Asset Financial Program)         3.20%      12/2/1998  (2)            10,100       10,100
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
    (Mercy Health System)                                                5.625%       1/1/2016  (1)             5,490        5,862
Scranton-Lackawanna PA Health & Welfare Auth. Rev.
    (Mercy Health System)                                                 5.70%       1/1/2023  (1)             9,205        9,793
Seneca Valley PA School Dist. GO                                          5.50%       7/1/2002  (3)(Prere.)     9,965       10,552
Seneca Valley PA School Dist. GO                                          5.75%       7/1/2002  (3)(Prere.)     4,000        4,269
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                  5.625%       7/1/2010  (6) +           2,300        2,542
South Fork PA Hosp. Auth. Rev. (Conemaugh Valley Hosp.)                   5.75%       7/1/2018  (6)             7,000        7,669
Southeastern PA Transp. Auth. Rev.                                       5.375%       3/1/2017  (3)             2,500        2,607
Southeastern PA Transp. Auth. Rev.                                       5.375%       3/1/2022  (3)            15,825       16,398
Southeastern PA Transp. Auth. Rev.                                        5.45%       3/1/2011  (3)             3,730        4,030
Southwestern PA School Dist. GO                                           6.40%      6/15/2002  (3)(Prere.)     3,825        4,228
Univ. of Pittsburgh PA                                                    5.00%       6/1/2021  (1)             6,000        5,952
Univ. of Pittsburgh PA                                                    5.25%       6/1/2017  (3)             6,995        7,223

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 FACE       MARKET
                                                                                      MATURITY                 AMOUNT       VALUE*
PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND                           COUPON           DATE                  (000)        (000)
-----------------------------------------------------------------------------------------------------------------------------------
Univ. of Pittsburgh PA                                                    5.50%       6/1/2010  (1)          $  5,285     $  5,779
Univ. of Pittsburgh PA                                                    5.50%       6/1/2014  (1)            12,620       13,525
Univ. of Pittsburgh PA                                                   6.125%       6/1/2002  (1)(Prere.)    25,025       27,418
Univ. of Pittsburgh PA                                                   6.125%       6/1/2021  (1)            13,545       14,713
Univ. of Pittsburgh PA                                                    6.25%       6/1/2002  (1)(Prere.)     2,760        3,035
Univ. of Pittsburgh PA                                                    6.25%       6/1/2012  (1)             1,490        1,625
Washington County PA Hosp. Auth. Rev. (Shadyside Hosp.)                  5.875%     12/15/2009  (2)            22,000       23,874
Washington County PA Hosp. Auth. Rev. (Washington Hosp.)                  6.75%       7/1/2012  (2)            10,000       10,621
West Allegheny PA School Dist. GO                                         6.25%       8/1/2002  (2)(Prere.)     6,155        6,623
West Jefferson Hills PA School Dist. GO                                   5.90%       8/1/2010  (3)             3,160        3,359
West Jefferson Hills PA School Dist. GO                                   5.95%       8/1/2014  (3)             7,180        7,653
West Mifflin PA School Dist. GO                                           5.35%      2/15/2009  (3)             1,555        1,654
West Mifflin PA School Dist. GO                                          5.625%      2/15/2015  (3)             7,000        7,473
Westmoreland County PA Auth. Rev.                                        6.125%       7/1/2017  (1)(ETM)        8,205        9,438
York County PA Hosp. Auth. Rev. (York Hosp.)                              5.25%       7/1/2017  (2)             3,500        3,574
York County PA Hosp. Auth. Rev. (York Hosp.)                              5.25%       7/1/2023  (2)             8,675        8,759
York County PA Solid Waste & Refuse Auth. Rev.                            5.50%      12/1/2013  (3)             6,750        7,365
York County PA Solid Waste & Refuse Auth. Rev.                            5.50%      12/1/2014  (3)             4,050        4,407
York PA City Sewer Auth. Rev.                                             0.00%      12/1/2012  (1)             3,235        1,665
OUTSIDE PENNSYLVANIA:
Puerto Rico Govt. Dev. Bank VRDO                                          2.90%      12/2/1998  (1)               200          200
                                                                                                                        ----------
                                                                                                                         1,853,131
                                                                                                                        ----------
NONINSURED (3.9%)
Delaware County PA Hosp. Auth. VRDO
    (Crozier-Chester Medical Center)                                      3.53%      12/2/1998  LOC             4,900        4,900
Delaware County PA IDA PCR VRDO (BP Exploration & Oil)                    3.30%      12/2/1998                    700          700
Emmaus PA General Auth. Local Govt. Rev. VRDO                             3.25%      12/2/1998                    400          400
Lower Merion Township PA School Dist. GO                                  5.00%      5/15/2023                 11,600       11,407
Montgomery County PA GO                                                  5.375%     10/15/2025                  7,930        8,132
Pennsylvania Higher Educ. Fac. Auth. Rev.
    (Univ. of Pennsylvania Health System Obligated Group)                 5.75%       1/1/2012                  6,000        6,415
Pennsylvania Higher Educ. Fac. Auth. Rev.
    (Univ. of Pennsylvania Health System Obligated Group)                 5.75%       1/1/2022                 12,415       13,082
Pennsylvania Higher Educ. Fac. Auth. Rev.
    (Univ. of Pennsylvania Health System Obligated Group)                5.875%       1/1/2015                  1,800        1,921
Pennsylvania Higher Educ. Fac. Auth. VRDO (Carnegie Mellon Univ.)         3.25%      12/2/1998                  2,350        2,350
Pennsylvania Higher Educ. Fac. Auth. VRDO (Univ. of Pennsylvania)         3.25%      12/2/1998                    300          300
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.           6.90%       4/1/2017                  5,225        5,562
Pennsylvania Housing Single Family Mortgage Finance Agency Rev.           7.55%       4/1/2016                  2,875        3,010
Philadelphia PA Hosp. & Higher Educ. Fac. Auth. VRDO
    (Children's Hosp. of Philadelphia)                                    3.25%      12/2/1998  LOC               300          300
St. Mary's Hosp. Auth. Bucks County PA Rev.
    (Catholic Health System)                                             5.375%      12/1/2011                  2,525        2,693
St. Mary's Hosp. Auth. Bucks County PA Rev.
    (Catholic Health System)                                             5.375%      12/1/2013                  2,340        2,467
OUTSIDE PENNSYLVANIA:
Puerto Rico Highway & Transp. Auth. Rev. VRDO                             2.90%      12/2/1998  LOC             1,900        1,900
Puerto Rico TRAN                                                          3.50%      7/30/1999                 10,000       10,045
                                                                                                                         ----------
                                                                                                                            75,584
                                                                                                                         ----------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
 (COST $1,793,685)                                                                                                       1,928,715
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            MARKET
                                                                                                                            VALUE*
                                                                                                                             (000)
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.8%)
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                                                    $   51,195
Liabilities                                                                                                                (36,137)
                                                                                                                         ----------
                                                                                                                            15,058
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100%)
-----------------------------------------------------------------------------------------------------------------------------------
Applicable to 168,876,786 outstanding $.001 par value shares of beneficial interest
 (unlimited authorization)                                                                                              $1,943,773
===================================================================================================================================

NET ASSET VALUE PER SHARE                                                                                                   $11.51
===================================================================================================================================

*See Note A in Notes to Financial Statements.

+Securities with an aggregate value of $4,230,000 have been segregated as initial margin for open futures contracts. For key to abbreviations and other references, see below.

-----------------------------------------------------------------------------------------------------------------------------------
 AT NOVEMBER 30, 1998, NET ASSETS CONSISTED OF:
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                         AMOUNT                PER
                                                                                                          (000)              SHARE
-----------------------------------------------------------------------------------------------------------------------------------
Paid in Capital                                                                                      $1,800,090             $10.66
Undistributed Net Investment Income                                                                          --                 --
Accumulated Net Realized Gains--Note E                                                                    9,072                .05
Unrealized Appreciation (Depreciation)--Notes E and F
   Investment Securities                                                                                135,030                .80
   Futures Contracts                                                                                       (419)                --
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                           $1,943,773             $11.51
===================================================================================================================================

KEY TO ABBREVIATIONS

BAN--Bond Anticipation Note.
CP--Commercial Paper.
GO--General Obligation Bond.
IDA--Industrial Development Authority Bond.
PCR--Pollution Control Revenue Bond.
PUT--Put Option Obligation.
TOB--Tender Option Bond.
TRAN--Tax Revenue Anticipation Note.
VRDO--Variable Rate Demand Obligation.
(ETM)--Escrowed to Maturity.
(Prere.)--Prerefunded.
++Security purchased on a when-issued or delayed delivery basis for which the fund has not taken delivery as of November 30, 1998.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
The insurance does not guarantee the market value of the municipal bonds.

LOC--Scheduled principal and interest payments are guaranteed by bank letter of credit.

STATEMENT OF OPERATIONS

This Statement shows interest earned by each fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as tax-exempt income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------
                                                                                           PENNSYLVANIA
                                                               PENNSYLVANIA                     INSURED
                                                                 TAX-EXEMPT                   LONG-TERM
                                                               MONEY MARKET                  TAX-EXEMPT
                                                                       FUND                        FUND
                                                               -----------------------------------------
                                                                       YEAR ENDED NOVEMBER 30, 1998
                                                               -----------------------------------------
                                                                      (000)                       (000)
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Interest                                                        $59,410                     $100,290
                                                               -----------------------------------------
      Total Income                                                  59,410                      100,290
                                                               -----------------------------------------
EXPENSES
   The Vanguard Group--Note B
      Investment Advisory Services                                     216                          236
      Management and Administrative                                  2,679                        3,050
      Marketing and Distribution                                       542                          397
   Custodian Fees                                                       23                           23
   Auditing Fees                                                         9                            9
   Shareholders' Reports                                                20                           27
   Annual Meeting and Proxy Costs                                        3                            4
   Trustees' Fees and Expenses                                           3                            3
                                                               -----------------------------------------
      Total Expenses                                                 3,495                        3,749
      Expenses Paid Indirectly--Note C                                 (23)                        (110)
                                                               -----------------------------------------
      Net Expenses                                                   3,472                        3,639
--------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                               55,938                       96,651
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
   Investment Securities Sold                                           51                       16,795
   Futures Contracts                                                    --                       (2,343)
--------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                       51                       14,452
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                --                       23,763
   Futures Contracts                                                    --                         (328)
--------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        --                       23,435
--------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $55,989                     $134,538
========================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. Because the fund distributes its income to shareholders each day, the amounts of Distributions--Net Investment Income generally equal the net income earned as shown under the Operations section. The amounts of Distributions--Realized Capital Gain may not match the capital gains shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------------
                                                                    PENNSYLVANIA TAX-EXEMPT        PENNSYLVANIA INSURED LONG-TERM
                                                                       MONEY MARKET FUND                  TAX-EXEMPT FUND
                                                              -------------------------------------------------------------------
                                                                                      YEAR ENDED NOVEMBER 30,
---------------------------------------------------------------------------------------------------------------------------------
                                                                       1998             1997           1998             1997
                                                                      (000)            (000)          (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
      Net Investment Income                                      $   55,938       $   50,219     $   96,651       $   90,336
      Realized Net Gain (Loss)                                           51              (44)        14,452           (2,333)
      Change in Unrealized Appreciation (Depreciation)                   --               --         23,435           14,002
                                                              -------------------------------------------------------------------
            Net Increase in Net Assets
                  Resulting from Operations                          55,989           50,175        134,538          102,005
                                                              -------------------------------------------------------------------
DISTRIBUTIONS
      Net Investment Income                                         (55,938)         (50,219)       (96,651)         (90,336)
      Realized Capital Gain                                              --               --             --           (9,435
                                                              -------------------------------------------------------------------
            Total Distributions                                     (55,938)         (50,219)       (96,651)         (99,771)
                                                              -------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS(1)
      Issued                                                      2,017,947        1,721,948        379,935          307,829
      Issued in Lieu of Cash Distributions                           51,617           45,994         66,823           69,664
      Redeemed                                                   (1,798,948)      (1,541,322)      (287,190)        (284,646)
                                                              -------------------------------------------------------------------
            Net Increase from Capital Share Transactions            270,616          226,620        159,568           92,847
---------------------------------------------------------------------------------------------------------------------------------
      Total Increase                                                270,667          226,576        197,455           95,081
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
      Beginning of Year                                           1,597,958        1,371,382      1,746,318        1,651,237
                                                              -------------------------------------------------------------------
      End of Year                                                $1,868,625       $1,597,958     $1,943,773       $1,746,318
=================================================================================================================================

(1)Shares Issued (Redeemed)
      Issued                                                      2,017,947        1,721,948         33,258           27,683
      Issued in Lieu of Cash Distributions                           51,617           45,994          5,846            6,259
      Redeemed                                                   (1,798,948)      (1,541,322)       (25,162)         (25,593)
                                                              -------------------------------------------------------------------
            Net Increase in Shares Outstanding                      270,616          226,620         13,942            8,349
=================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains.

         The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Money market funds are not required to report a Portfolio Turnover Rate.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1998           1997          1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $1.00          $1.00         $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS

      Net Investment Income                                          .033           .034          .033         .036         .025
      Net Realized and Unrealized Gain (Loss) on Investments           --             --            --           --           --
                                                                -----------------------------------------------------------------
            Total from Investment Operations                         .033           .034          .033         .036         .025
                                                                -----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.033)         (.034)        (.033)       (.036)       (.025)
      Distributions from Realized Capital Gains                        --             --            --           --           --
                                                                -----------------------------------------------------------------
            Total Distributions                                     (.033)         (.034)        (.033)       (.036)       (.025)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $1.00          $1.00         $1.00        $1.00        $1.00
=================================================================================================================================

TOTAL RETURN                                                        3.33%          3.49%         3.36%        3.69%        2.57%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                           $1,869         $1,598        $1,371       $1,200       $1,105
      Ratio of Total Expenses to Average Net Assets                 0.20%          0.20%         0.19%        0.20%        0.20%
      Ratio of Net Investment Income to Average Net Assets          3.27%          3.42%         3.30%        3.62%        2.55%
=================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                          PENNSYLVANIA INSURED LONG-TERM TAX-EXEMPT FUND
                                                                                        YEAR ENDED NOVEMBER 30,
                                                                -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                         1998           1997          1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                 $11.27         $11.26        $11.28       $10.07       $11.36
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
      Net Investment Income                                          .597           .598          .606         .612         .625
      Net Realized and Unrealized Gain (Loss) on Investments         .240           .074          .017        1.210       (1.211)
                                                                -----------------------------------------------------------------
            Total from Investment Operations                         .837           .672          .623        1.822        (.586)
                                                                -----------------------------------------------------------------
DISTRIBUTIONS
      Dividends from Net Investment Income                          (.597)         (.598)        (.606)       (.612)       (.625)
      Distributions from Realized Capital Gain                         --          (.064)        (.037)          --        (.079)
                                                                -----------------------------------------------------------------
            Total Distributions                                     (.597)         (.662)        (.643)       (.612)       (.704)
---------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                       $11.51         $11.27        $11.26       $11.28       $10.07
=================================================================================================================================

TOTAL RETURN                                                        7.60%          6.21%         5.77%       18.48%       -5.44%
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
      Net Assets, End of Year (Millions)                           $1,944         $1,746        $1,651       $1,569       $1,299
      Ratio of Total Expenses to Average Net Assets                 0.20%          0.18%         0.19%        0.20%        0.20%
      Ratio of Net Investment Income to Average Net Assets          5.23%          5.37%         5.47%        5.63%        5.76%
      Portfolio Turnover Rate                                         19%             9%           13%          12%          16%
================================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard Pennsylvania Tax-Exempt Funds comprises the Pennsylvania Tax-Exempt Money Market and Pennsylvania Insured Long-Term Tax-Exempt Funds, each of which is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Each fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

         1. SECURITY VALUATION: Tax-Exempt Money Market Fund: Investment securities are valued at amortized cost, which approximates market value. Insured Long-Term Tax-Exempt Fund: Bonds, and temporary cash investments acquired more than 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

         2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

         3. FUTURES CONTRACTS: The Insured Long-Term Tax-Exempt Fund may use Municipal Bond Index, U.S. Treasury Bond, and U.S. Treasury Note futures contracts, with the objectives of enhancing returns, managing interest rate risk, maintaining liquidity, diversifying credit risk, and minimizing transaction costs. The fund may purchase or sell futures contracts instead of bonds to take advantage of pricing differentials between the futures contracts and the underlying bonds. The fund may also seek to take advantage of price differences among bond market sectors by simultaneously buying futures (or bonds) of one market sector and selling futures (or bonds) of another sector. Futures contracts may also be used to simulate a fully invested position in the underlying bonds while maintaining a cash balance for liquidity. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

         Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

         4. DISTRIBUTIONS: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

         5. OTHER: Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and original issue discounts are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the funds under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

   -----------------------------------------------------------------------------------------------------
                                         CAPITAL CONTRIBUTED            PERCENTAGE          PERCENTAGE
                                             TO VANGUARD                  OF FUND         OF VANGUARD'S
   PENNSYLVANIA TAX-EXEMPT FUND                 (000)                   NET ASSETS        CAPITALIZATION
   -----------------------------------------------------------------------------------------------------
   Money Market                                  $343                     0.02%                0.5%
   Insured Long-Term                              364                     0.02                 0.5
   -----------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the funds' administrative expenses. The funds' custodian bank has also agreed to reduce its fees when the funds maintain cash on deposit in the noninterest-bearing custody account. For the year ended November 30, 1998, directed brokerage and custodian fee offset arrangements reduced expenses by:

   ---------------------------------------------------------------------------------------------------------------------
                                                    EXPENSE REDUCTION
                                                          (000)                                          TOTAL EXPENSE
                                       --------------------------------------------                     REDUCTION AS A
                                        DIRECTED                         CUSTODIAN                       PERCENTAGE OF
   PENNSYLVANIA TAX-EXEMPT FUND         BROKERAGE                          FEES                       AVERAGE NET ASSETS
   ---------------------------------------------------------------------------------------------------------------------
   Money Market                             --                               $23                               --
   Insured Long-Term                       $87                                23                             0.01%
   ---------------------------------------------------------------------------------------------------------------------

D. During the year ended November 30, 1998, the Insured Long-Term Tax-Exempt Fund purchased $452,328,000 of investment securities and sold $344,570,000 of investment securities, other than temporary cash investments.

E. Capital gains distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes due to differences in the timing of realization of gains. The Insured Long-Term Tax-Exempt Fund had realized losses totaling $6,980,000 through November 30, 1998, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes (see Note F.) At November 30, 1998, the Insured Long-Term Tax-Exempt Fund had capital gains of $15,633,000 available for distribution. The Insured Long-Term Tax-Exempt Fund used a capital loss carryforward of $532,000 to offset taxable capital gains realized during the year ended November 30, 1998, reducing the amount of capital gains that would otherwise be available to distribute to shareholders.

F. At November 30, 1998, net unrealized appreciation of Insured Long-Term Tax-Exempt Fund investment securities for federal income tax purposes was $128,050,000, consisting of unrealized gains of $128,934,000 on securities that had risen in value since their purchase and $884,000 in unrealized losses on securities that had fallen in value since their purchase.

         At November 30, 1998, the aggregate settlement value of open futures contracts expiring through March 1999 and the related unrealized appreciation (depreciation) were:

    -----------------------------------------------------------------------------------------------------------------------
                                                                                                  (000)
                                                                            -----------------------------------------------
    PENNSYLVANIA                                                               AGGREGATE                       UNREALIZED
    TAX-EXEMPT FUND/                      NUMBER OF LONG                      SETTLEMENT                      APPRECIATION
    FUTURES CONTRACTS                    (SHORT) CONTRACTS                       VALUE                       (DEPRECIATION)
    -----------------------------------------------------------------------------------------------------------------------
    Insured Long-Term/
       Municipal Bond Index                      60                             $  7,588                         $   88
       U.S. Treasury Bond                      (516)                              66,965                           (615)
       U.S. Treasury Note                      (186)                              22,154                            108
    -----------------------------------------------------------------------------------------------------------------------

Net unrealized depreciation on open futures contracts is treated as realized loss for tax purposes.

REPORT OF INDEPENDENT
ACCOUNTANTS

To the Shareholders and Trustees of
Vanguard Pennsylvania Tax-Exempt Funds                                   [PHOTO]

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Insured Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the "Funds") at November 30, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

January 6, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

This information for the fiscal year ended November 30, 1998, is included pursuant to provisions of the Internal Revenue Code.

        Each fund designates 100% of its income dividends as exempt-interest dividends.

                             TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                   [GRAPHIC]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q770-01/25/1999

(C) 1999 Vanguard Marketing Corporation, Distributor.
All rights reserved.

[GRAPHIC]